UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 13, 2010

MESA ENERGY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-53972 (Commission File Number)	98-0506246 (I.R.S. Employer Identification Number)

5220 Spring Valley Road
Suite 525
Dallas, TX  75254
(Address of principal executive offices, including zip code)

(972) 490-9595
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Mesa Energy Holdings, Inc. (the “Company”) has learned that on May 5, 2010 the Securities and Exchange Commission (the “SEC”) initiated a formal order investigation captioned In the Matter of Mesa Energy Holdings, Inc.  The investigation is being conducted by the SEC's Fort Worth office and appears to address (a) whether false or misleading statements were made by Mesquite Mining Inc., the Company's predecessor, and (b) whether the Company or Mesquite Mining Inc. has made any improper sales of unregistered securities.

Company management is confident that no improper sales of unregistered securities were made by current officers, directors or employees of the Company or its subsidiaries.  The Company is cooperating with the SEC staff.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mesa Energy Holdings, Inc.

Dated: August 13, 2010	By:	/s/ Randy M. Griffin
		Name:	Randy M. Griffin
		Title:	Chief Executive Officer